UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2021

Morgan Stanley Direct Lending Fund
(Exact name of registrant as specified in its charter)

Delaware	814-01332	84-2009506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
1585 Broadway New York, NY		10036
(Address of principal executive offices)		(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☒

Item 1.01. Entry into a Material Definitive Agreement.

On March 2, 2021, DLF Financing SPV LLC (“DLF LLC”), a Delaware limited liability company and a wholly owned subsidiary of Morgan Stanley Direct Lending Fund (the “Company”), entered into (i) an amendment (the “Second Amendment to CSA”) to that certain Revolving Credit and Security Agreement, dated as of October 14, 2020, as amended from time to time (the “BNP Funding Facility”), by and among DLF LLC, as the borrower, the Company, as the equityholder and servicer, BNP Paribas, as the administrative agent, U.S. Bank National Association, as the collateral agent, and the lenders party thereto and (ii) amendments to various supporting documentation, including certain fee letters (together with the Second Amendment to CSA, the “Second Amendment”). The Second Amendment, among other things, increased the borrowing capacity under the BNP Funding Facility from $300 million to $600 million, made certain adjustments to the borrowing base calculations, reduced the applicable margin on borrowings to a range during the reinvestment period between 1.95% and 2.75% and, after the reinvestment period, between 2.45% and 3.25%, and reduced the LIBOR (Dollar) floor on borrowings to 0.00%. The other material terms of the BNP Funding Facility remain unchanged.

Borrowings under the BNP Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the Second Amendment and is qualified in its entirety by reference to a copy of the Second Amendment to CSA which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 5, 2021	MORGAN STANLEY DIRECT LENDING FUND

/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer